UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2016
Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A Amendment No. 1 is being filed to amend and restate in its entirety Item 5.07 Submission of Matters to a Vote of Security Holders contained in the Form 8-K originally filed by Level 3 Communications, Inc. (the “Registrant”) on May 20, 2016, solely to correct the number of broker non-votes and abstentions for the election of directors to the Registrant’s Board of Directors at the 2016 Annual Meeting of Stockholders on May 19, 2016. The original filing made on May 20, 2016, incorrectly stated the number of broker non-votes and the number of abstentions for that proposal only; the number of for and against votes in the election of directors were correctly reported in the original filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2016 annual meeting of stockholders on May 19, 2016.  At the meeting, stockholders present in person or by proxy voted on the matters described below. The votes noted below are the final voting results.
There were 357,005,439 of our common stock entitled to vote at the 2016 annual meeting and a total of 325,674,303 shares (approximately 91.22% of the outstanding common stock) were represented at the meeting in person or by proxy.

1.Election of Directors: Stockholders elected each of the 11 directors named below to our Board of Directors (our “Board”) to hold office until the annual meeting of stockholders in 2017 or until his or her successor is elected and qualified, based on the following votes:

Name	For	Against	Abstain	Broker Non Votes
James O. Ellis, Jr.	303,231,677	1,528,027	227,487	20,687,112
Jeff K. Storey	304,376,996	499,949	110,246	20,687,112
Kevin P. Chilton	304,210,122	545,923	231,146	20,687,112
Steven T. Clontz	304,162,624	585,883	238,684	20,687,112
Irene M. Esteves	304,345,451	411,809	229,931	20,687,112
T. Michael Glenn	304,275,705	476,610	234,876	20,687,112
Spencer B. Hays	303,515,029	1,234,927	237,235	20,687,112
Michael J. Mahoney	303,712,493	1,057,211	217,487	20,687,112
Kevin W. Mooney	304,303,967	453,375	229,849	20,687,112
Peter Seah Lim Huat	303,509,161	1,250,011	228,019	20,687,112
Peter van Oppen	303,679,007	1,064,428	243,756	20,687,112

2.	To approve the named executive officer compensation, which vote is on an advisory basis

For	Against	Abstain	Broker Non Votes
299,152,708	4,990,860	843,623	20,687,112

3.	To approve an amendment to our Restated Certificate of Incorporation to delete the requirement that stockholders can remove a director only “for cause.”

For	Against	Abstain	Broker Non Votes
322,776,269	1,586,559	1,311,475	0

4.	To ratify the By-law designation of the Delaware Court of Chancery as the exclusive forum for certain legal actions

For	Against	Abstain	Broker Non Votes
228,142,971	76,622,261	221,959	20,687,112

5.	To ratify the appointment of KPMG LLP to serve as Level 3’s independent registered public accounting firm for the year ending December 31, 2016.

For	Against	Abstain	Broker Non Votes
324,228,553	1,247,255	198,495	0

Item 9.01. Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired
    None
(b)     Pro Forma Financial Information
    None
(c)     Shell Company Transactions
    None
(d)     Exhibits

3.1	Conformed copy of the Restated Certificate of Incorporation of Level 3 Communications, Inc., as amended through May 20, 2016. (Previously filed on May 20, 2016 with the original Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By: /s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: May 24, 2016

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